UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 9, 2006

                              EAGLE BROADBAND, INC.
             (Exact name of registrant as specified in its charter)

        TEXAS                        1-15649                  76-0494995
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
   of incorporation                                     Identification Number)
   or organization)

                              101 COURAGEOUS DRIVE
                            LEAGUE CITY, TEXAS 77573
               (Address of principal executive offices) (Zip Code)

                                 (281) 538-6000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 9, 2006, Eagle Broadband, Inc. (the "Company"), issued a press release announcing its operating results for the first quarter of fiscal year 2006 ended November 30, 2005. The Company also held a conference call and webcast for investors.

  Exhibit Number  Exhibit Description
  --------------  -------------------

       99.1 Press release dated January 9, 2006, announcing Eagle Broadband's operating results for the first quarter of fiscal year 2006 ended November 30, 2005.

       99.2       Conference call and webcast audio.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BROADBAND, INC.
---------------------
  (Registrant)

/s/ DAVID MICEK

David Micek
President and Chief Executive Officer

DATE: January 10, 2006